Note 7 - Income Taxes - Provision for Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Statutory federal income tax rate	$ (794,343)	$ (177,562)
State income taxes, net of federal tax benefits	(114,864)	(79,257)
Stock Based Compensation		27,940
Foreign Rate Differential	(45)
Warrant Expense	227,651
Beneficial conversion feature related to notes	201,953
Other Permanent Differences	19,204	473
Valuation allowance	461,244	229,206
Income Tax Expense (Benefit), Total	$ 800	$ 800